Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 688,683,000
Previously Paid Amount	0
Total Fee Amount	95,107.12
Total Offset Amount	0
Net Fee	$ 95,107.12